Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

19. Commitments and Contingencies

Operating lease commitments include the commitments under the lease agreements for the Company’s office premises. The Company leases its office facilities under non-cancelable operating leases with various expiration dates through 2019. For the years ended December 31, 2012, 2013, and 2014, rental expense was $17.4 million, $21.2 million and $27.3 million, respectively. Based on the current rental lease agreements, future minimum rental payments required as of December 31, 2014 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Operating leases commitments	$46,893	$26,428	$19,734	$731	$—

Purchase commitments mainly include minimum commitments for construction cost of new office building, Internet connection, content and services related to website operation, MVAS costs, and marketing activities. In May 2013, The Company entered into an agreement for the construction of a new office building in Zhongguancun Software Park, Haidian District, Beijing. The gross floor area for the new office building as planned is approximately 132,000 square meters and the aggregate construction cost is expected to be in the range of $230 - $250 million, to be paid in installments over the construction period.

Purchase commitments as of December 31, 2014 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Purchase commitments	$233,302	$216,566	$16,200	$297	$239

In November 2013, the Company issued $800 million in aggregate principle amount of 1.00% coupon interest convertible senior notes due on December 1, 2018 at par. The Company expected to pay cash interest at an annual rate of 1.00% on the convertible senior notes, payable semiannually in arrears in cash on June 1 and December 1 of each year, beginning June 1, 2014.  The Company also offered a put option to the holders of the notes, which enable the holders to have the right to require the Company to repurchase for cash all or part of the notes at a price equal to 100% of the principal amount of the notes plus accrued and unpaid interest to, but excluding the repurchase date, (“December 1, 2016”).

Interest payment commitment on the convertible senior notes as of December 31, 2014 was as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Interest payment commitment	$32,000	$8,000	$16,000	$8,000	$—

There are uncertainties regarding the legal basis of the Company’s ability to operate an Internet business and telecommunication value-added services in China as of December 31, 2014. Although China has implemented a wide range of market-oriented economic reforms, the telecommunication, information and media industries remain highly regulated. Not only are such restrictions currently in place, but in addition regulations are unclear as to in which specific segments of these industries companies with foreign investors, including us, may operate. Therefore, the Company might be required to limit the scope of its operations in China, and this could have a material adverse effect on its financial position, results of operations and cash flows.

As of December 31, 2014, there are no claims, lawsuits, investigations and proceedings, including unasserted claims that are probable to be assessed, that have in the recent past had, or to the Company’s knowledge, are reasonably possible to have, a material effect on the Company’s financial position, results of operations or cash flows.